UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2008

GHL ACQUISITION CORP.
(Exact name of registrant as specified in charter)

DELAWARE	001-33963	22-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue, 23rd Floor, New York, NY 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 389-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Additional Information and Where to Find It

Participants in the Solicitation

Item 7.01  Regulation FD Disclosure

Item 8.01 Other Events

Item 9.01  Financial Statements and Exhibits

INFORMATION TO BE INCLUDED IN THIS REPORT

FOLLOWING THE FILING OF THIS REPORT, GHL ACQUISITION CORP. (“GHQ”) WILL BE HOLDING PRESENTATIONS FOR CERTAIN STOCKHOLDERS OF GHQ, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN INVESTING IN GHQ’S SECURITIES, REGARDING GHQ’S PROPOSED ACQUISITION (THE “ACQUISITION”) OF IRIDIUM HOLDINGS LLC (“IRIDIUM HOLDINGS”), AS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K.  CERTAIN INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS HERETO MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

THIS CURRENT REPORT ON FORM 8-K IS BEING MADE WITH RESPECT TO A PROPOSED ACQUISITION AND RELATED TRANSACTIONS INVOLVING GHQ AND IRIDIUM HOLDINGS.  IN CONNECTION WITH THESE PROPOSED TRANSACTIONS, GHQ INTENDS TO FILE WITH THE SECURITIES EXCHANGE COMMISSION (“SEC”) A PRELIMINARY PROXY STATEMENT AND TO MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO GHQ’S STOCKHOLDERS.  THE INFORMATION CONTAINED IN THIS COMMUNICATION IS NOT COMPLETE AND MAY BE CHANGED.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, GHQ’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ, WHEN IT BECOMES AVAILABLE, GHQ’S PRELIMINARY PROXY STATEMENT, AND ANY AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH GHQ’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE ACQUISITION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IRIDIUM HOLDINGS, GHQ AND THE PROPOSED TRANSACTIONS.  THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO GHQ STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED ACQUISITION.  STOCKHOLDERS AND OTHER INTERESTED PERSONS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS ONCE THEY ARE AVAILABLE, WITHOUT CHARGE, AT THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO:  GHQ ACQUISITION COMPANY, 300 PARK AVENUE, 23RD FLOOR, NEW YORK, NEW YORK, TELEPHONE: (212) 372-4180.

GHQ ALSO INTENDS TO LAUNCH A TENDER OFFER FOR ITS COMMON SHARES WHICH TENDER OFFER WILL BE EXPECTED TO CLOSE CONCURRENT WITH THE CLOSING OF THE ACQUISITION OF IRIDIUM HOLDINGS.  THE TENDER HAS NOT YET COMMENCED. THIS COMMUNICATION IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL SHARES OF GHQ. UPON COMMENCEMENT OF THE TENDER OFFER, GHQ WILL FILE WITH THE SEC A TENDER OFFER STATEMENT ON SCHEDULE TO AND RELATED EXHIBITS, INCLUDING THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND OTHER RELATED DOCUMENTS. GHQ STOCKHOLDERS AND OTHER INVESTORS SHOULD READ THESE MATERIALS CAREFULLY WHEN SUCH DOCUMENTS ARE FILED AND BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TERMS AND CONDITIONS OF THE TENDER OFFER. STOCKHOLDERS AND OTHER INTERESTED PERSONS WILL ALSO BE ABLE TO OBTAIN THESE DOCUMENTS ONCE THEY ARE AVAILABLE, WITHOUT CHARGE, AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV, OR BY DIRECTING A REQUEST TO : GHQ ACQUISITION COMPANY, 300 PARK AVENUE, 23RD FLOOR, NEW YORK, NEW YORK, TELEPHONE: (212) 372-4180.

PARTICIPANTS IN THE SOLICITATION

GHQ AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES TO GHQ’S STOCKHOLDERS IN CONNECTION WITH THE ACQUISITION.  A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND A DESCRIPTION OF THEIR INTERESTS IN GHQ IS CONTAINED IN GHQ’S REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007, WHICH IS FILED WITH THE SEC, AND WILL ALSO BE CONTAINED IN GHQ’S PROXY STATEMENT WHEN IT BECOMES AVAILABLE.  GHQ’S STOCKHOLDERS MAY OBTAIN

ADDITIONAL INFORMATION ABOUT THE DIRECT AND INDIRECT INTERESTS OF THE PARTICIPANTS IN THE ACQUISITION, BY SECURITY HOLDINGS OR OTHERWISE, BY READING GHQ’S PROXY STATEMENT AND OTHER MATERIALS TO BE FILED WITH THE SEC WHEN SUCH INFORMATION BECOMES AVAILABLE.

NOTHING IN THIS COMMUNICATION SHOULD BE CONSTRUED AS, OR IS INTENDED TO BE, A SOLICITATION FOR OR AN OFFER TO PROVIDE INVESTMENT ADVISORY SERVICES.

Item 7.01  Regulation FD Disclosure

On September 23, 2008, GHL Acquisition Corp. (“GHQ”) is making presentations with respect to GHQ’s proposed acquisition of Iridium Holdings LLC (“Iridium Holdings”) (the “Transaction”) and related transactions involving GHQ and Iridium.  Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investors presentation that will be used by GHQ.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events

On September 23, 2008, GHQ issued a press release with respect to its entry into a Transaction Agreement, dated as of September 22, 2008, among Iridium Holdings, GHQ and the other parties named therein. The press release is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

As disclosed in the press release, GHQ also intends to launch a tender offer for its common shares which will close concurrent with completion of the Transaction (the “Tender Offer”).  In the Tender Offer, shares will be acquired at a price per share of $10.50, up to an aggregate purchase price of $120 million reduced by the amount of cash distributed to any GHQ stockholders who vote against the Transaction and elect conversion of their shares.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

99.1	Investors Presentation, dated September 23, 2008
99.2	Press Release, dated September 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GHL Acquisition Corp.
Date:	September 23, 2008	By:	/s/ Scott L. Bok
			Name:	Scott L. Bok
			Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
EX-99.1	Investors Presentation, dated September 23, 2008
EX 99.2	Press Release, dated September 23, 2008